SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 26, 2013
THOMAS PROPERTIES GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-50854	20-0852352
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

515 South Flower Street, Sixth Floor Los Angeles, California	90071
(Address of principal executive offices)	(zip code)
(Registrant's telephone number, including area code)
213-613-1900
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standards; Transfer of Listing.
On April 26, 2013, Thomas Properties Group, Inc. (the "Company") provided notice to the NASDAQ Global Select Market ("NASDAQ") that the Company intends to transfer the listing of its common stock, par value $0.01 per share, from the NASDAQ to the New York Stock Exchange ("NYSE"). The Company's common stock has been authorized for listing and is scheduled to begin trading on the NYSE on May 8, 2013 under its current ticker symbol "TPGI".

A copy of the press release issued by the Company is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits

Exhibit No.	Description

99.1-	Press Release of Thomas Properties Group, Inc. dated April 26, 2013

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THOMAS PROPERTIES GROUP, INC.

/s/ DIANA M. LAING
Diana M. Laing
Chief Financial Officer
April 26, 2013